UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2020

GORES HOLDINGS III, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38643	81-3173473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	GRSH	Nasdaq Capital Market
Warrants	GRSHW	Nasdaq Capital Market
Units	GRSHU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 22, 2020, Gores Holdings III, Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating the Company was not in compliance with Nasdaq Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires the Company to have at least 300 public holders for continued listing on the Nasdaq Capital Market. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market.

The Notice states that, under Nasdaq rules, the Company has 45 calendar days from the date of the Notice, or until March 9, 2020 (the “Compliance Period”), to submit a plan to regain compliance with the Minimum Public Holders Rule. The Company expects to regain compliance with the Minimum Public Holders Rule in connection with the consummation of its previously announced proposed business combination pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated November 1, 2019, by and among the Company, EAP Merger Sub, Inc., EAP Merger Sub II, LLC, Shay Holding Corporation (“Shay Holding”) and Platinum Equity Advisors, LLC in its capacity as stockholder representative. The Company is actively engaged in efforts to satisfy the Minimum Public Holders Rule for the initial listing of the stock of the post-combination company, PAE Incorporated, on Nasdaq in connection with the closing of the business combination, which is expected to occur within the Compliance Period. If the Company is unable to complete the business combination within the Compliance Period, the Company will submit a plan in accordance with the Notice within such period. If Nasdaq accepts the Company’s plan, Nasdaq may grant an extension of up to 180 calendar days from the date of the Notice to evidence compliance with the Minimum Public Holders Rule. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of an independent Nasdaq Hearings Panel.

Item 8.01 Other Events.

On January 24, 2020, the Company filed a definitive proxy statement (the “Definitive Proxy”) for the Company’s Special Meeting in Lieu of 2020 Annual Meeting of Stockholders (the “Special Meeting”) which will be held at 9:00 a.m., Eastern time, on February 7, 2020. At the Special Meeting, the Company’s stockholders will, among other items, vote on the proposed business combination with Shay Holding. Assuming approval of the proposals at the Special Meeting by the Company’s stockholders, the Company expects to close the business combination with Shay Holding shortly after the Special Meeting. The record date for the Special Meeting is January 21, 2020.

Additional Information about the Transactions and Where to Find It

On January 24, 2020, the Company filed the Definitive Proxy in connection with the business combination and the other transactions contemplated by the Merger Agreement and has mailed the Definitive Proxy and other relevant documents to its stockholders. The Definitive Proxy contains important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at the Special Meeting to approve the business combination and the other transactions contemplated by the Merger Agreement and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Company stockholders and other interested persons are advised to read the Definitive Proxy in connection with the Company’s solicitation of proxies for the Special Meeting because the Definitive Proxy contains important information about the proposed transactions. The Definitive Proxy has been mailed to Company stockholders as of a January 21, 2020 record date established for voting on the business combination and the other transactions contemplated by the Merger Agreement and the other matters to be voted upon at the Special Meeting. Company stockholders will also be able to obtain copies of the Definitive Proxy, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings III, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com).

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed transactions. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the business combination and the other transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting are set forth in the Definitive Proxy. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions are included in the Definitive Proxy.

Forward Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s or Shay Holding’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Company’s or Shay Holding’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Shay Holding’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards, including the Minimum Public Holders Rule, following the consummation of the transactions contemplated by the Merger Agreement; (d) the inability to complete the private placement of Class A common stock of the Company as contemplated by the Merger Agreement; (e) the risk that the proposed transactions disrupt current plans and operations of Shay Holding or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed transactions; (h) changes in applicable laws or regulations; (i) the possibility that Shay Holding may be adversely affected by other economic, business and/or competitive factors; (j) the Company’s ability to submit a plan to regain compliance satisfactory to Nasdaq; and (k) other risks and uncertainties indicated from time to time in the Definitive Proxy of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Except as required by law, neither the Company nor Shay Holding undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings III, Inc.

Date: January 28, 2020	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary

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